EXHIBIT 10.4

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to the Third Amended and Restated Credit Agreement (this “Amendment”) is entered into as of October 12, 2012, by and among STERIS CORPORATION, an Ohio corporation (“Borrower”), the lending institutions parties to the Credit Agreement (“Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (“Agent”) and as Joint-Lead Arranger, Joint-Book Runner and as an LC Issuer, J.P. MORGAN SECURITIES LLC, as Joint-Lead Arranger and Joint-Book Runner, JPMORGAN CHASE BANK, N.A., as Syndication Agent and as an LC Issuer, BANK OF AMERICA, N.A., as an LC Issuer and Co-Documentation Agent, PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent.
RECITALS:

A.    The Borrower, Agent, and Lenders are parties to the Third Amended and Restated Credit Agreement, dated as of April 13, 2012 (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).

B.    The Borrower desires to increase the Revolving Credit Commitments as hereinafter set forth, and certain of the Lenders (collectively, the “Expanding Lenders”) are willing to do so on the terms set forth herein.
C.    The Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.

D.    Each capitalized term used herein that is not defined herein shall be defined in accordance with the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable considerations, the parties to this Amendment agree as follows:

1.    Amendment to Definitions. Article I of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom in its entirety and to insert in place thereof the following:

“Total Commitment Amount” means the principal amount of $400,000,000 (or its Dollar Equivalent in Alternate Currency), or such lesser or greater amount as shall be determined pursuant to Section 2.10 hereof; provided, however, that, for the purposes of determining the Total Commitment Amount, Agent may, in its discretion, calculate the Dollar Equivalent of any Alternate Currency Loan on any Business Day selected by Agent.

CLI-2027899v8

2.    Increase in Commitments; Reallocation of Commitments. The Expanding Lenders have agreed to increase the maximum amount of their respective Commitment (the “Commitment Increase”).

(a)    As of the date hereof before giving effect to this Amendment, (a) the Revolving Credit Commitments of each Lender under the Credit Agreement, including without limitation, the Expanding Lenders and (b) the outstanding balances of the Revolving Loans under the Credit Agreement made by each Lender, including, without limitation, the Expanding Lenders, are each set forth on Annex A-1 hereto.

(b)    As of the First Amendment Effective Date (as hereinafter defined) (a) the Revolving Credit Commitments of each Lender under the Credit Agreement, including, without limitation, the Expanding Lenders, and (b) the outstanding, balances of the Revolving Loans under the Credit Agreement made by each Lender, including, without limitation, the Increasing Lenders, are each set forth on Annex A-2 hereto.
(c)    The Borrower and Lenders hereby agree that the Commitment Increase is not being made pursuant to Section 2.10(b) and after the First Amendment Effective Date, the Total Commitment Amount may be increased pursuant to Section 2.10(b) of the Credit Agreement.
(d)    Attached hereto is a revised Schedule 1-A to the Credit Agreement, revised to reflect the Revolving Credit Commitment of each Lender as of the First Amendment Effective Date.

3.    Conditions Precedent. This Amendment shall become effective as of the First Amendment Effective Date upon the satisfaction of the following conditions precedent:

(a)    this Amendment has been executed by Borrower, Agent and the Lenders, and counterparts hereof as so executed shall have been delivered to Agent;
(b)    Borrower has executed and delivered to Agent any new Revolving Credit Note as requested by any Expanding Lender (Agent hereby agrees that upon the delivery of such new Revolving Credit Note by Borrower to Agent, Agent shall return the Revolving Credit Note previously executed by Borrower on the Closing Date to Borrower);
(c)    Borrower and each Guarantor of Payment shall have delivered to Agent an officer’s certificate certifying the names of the officers of Borrower or such Guarantor of Payment authorized to sign this Amendment or the Guarantor of Payment Acknowledgement and Agreement to which it is a signatory, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of Borrower and each Guarantor of Payment evidencing approval of the execution and delivery of this Amendment and the execution of other Related Writings to which Borrower or such Guarantor of Payment, as the case may be, is a party.
(d)    Borrower shall have delivered to Agent an opinion of Borrower’s internal counsel for Borrower and each Guarantor of Payment, in form and substance satisfactory to Agent and the Lenders.
(e)    Borrower has paid (i) to each Lender whose Revolving Credit Commitment has increased as a result of this Amendment the fees set forth in the Lender fee letter from the Borrower to such Lender dated as of the date hereof (the “Lender Fee Letter”); (ii) to Agent, for its sole benefit, the fees set forth in the Arrangement Fee Letter between Borrower and Agent and dated as of September 28, 2012; and (iii) to J.P. Morgan Securities LLC, for its sole benefit, the fees set forth in the Arrangement Fee Letter between Borrower and it and dated as of October 3, 2012; and

CLI-2027899

(f)    each Guarantor of Payment has consented and agreed to and acknowledged the terms of this Amendment.
4.    Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officer executing this Amendment on behalf of Borrower has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any exist immediately after the execution and delivery of this Amendment or the First Amendment Effective Date (as hereinafter defined); (e) neither Borrower nor any Guarantor of Payment has any claim or offset against, or defense or counterclaim to, any of Borrower’s or any Guarantor of Payment’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
5.    First Amendment Effective Date. The effective date for this Agreement shall be October 12, 2012 (the “First Amendment Effective Date”), provided that on or before that date the conditions precedent set forth in Section 3 above shall have been satisfied.
6.    Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.
7.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
8.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

CLI-2027899

9.    JURY TRIAL WAIVER. BORROWER, AGENT, THE LENDERS AND EACH GUARANTOR OF PAYMENT HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, EACH GUARANTOR OF PAYMENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STERIS CORPORATION

By: /s/ William L. Aamoth
Print Name: William L. Aamoth
Title: Vice President and Corporate Treasurer

CLI-2027899

KEYBANK NATIONAL ASSOCIATION

By: /s/ Sukanya Raj
Print Name: Sukanya Raj
Title: Vice President

CLI-2027899

JPMORGAN CHASE BANK, N.A.

By: /s/ Brendan Korb
Print Name: Brendan Korb
Title: Vice President

CLI-2027899

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Joseph G. Moran
Print Name: Joseph G. Moran
Title: Senior Vice President

CLI-2027899

BANK OF AMERICA, N.A.

By: /s/ E. Mark Hardison
Print Name: E. Mark Hardison
Title: Vice President

CLI-2027899

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Joseph Schnorr
Print Name: Joseph Schnorr
Title: Vice President

CLI-2027899

RBS CITIZENS, N.A.

By:     /s/ Joshua Botnick
Print Name: Joshua Botnick
Title: Vice President

CLI-2027899

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ B. McNany            ______
Print Name: B. McNany
Title: Vice President

CLI-2027899

CITIBANK, N.A.

By: /s/ Blake Gronich_____________
Print Name: Blake Gronich
Title: Vice President

CLI-2027899

SOVEREIGN BANK, N.A.

By: /s/ William R. Rogers___
Print Name: William R. Rogers
Title: Senior Vice President

CLI-2027899

Acknowledged and Accepted:

October 12, 2012:

KEYBANK NATIONAL ASSOCIATION,
as Agent

By: /s/ Sukanya Raj
Name: Sukanya Raj
Title: Vice President

CLI-2027899

GUARANTOR OF PAYMENT ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Guarantors of Payment” and, individually, each a “Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of October 12, 2012 (the “Amendment”). Each Guarantor further agrees that its obligations pursuant to its Guaranty of Payment shall remain in full force and effect and be unaffected hereby.

EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, AGENT, THE LENDERS, THE GUARANTORS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signature pages follow.]

CLI-2027899

IN WITNESS WHEREOF, this Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

AMERICAN STERILIZER COMPANY

By: /s/ William L. Aamoth___________________
Name: William L. Aamoth
Title: Vice President and Treasurer

STERIS, INC.

By: /s/ William L. Aamoth___________________
Name: William L. Aamoth
Title: Vice President and Treasurer

ISOMEDIX OPERATIONS INC.

By: /s/ William L. Aamoth___________________
Name: William L. Aamoth
Title: Vice President and Treasurer

STERIS ISOMEDIX SERVICES, INC.

By: /s/ William L. Aamoth___________________
Name: William L. Aamoth
Title: Vice President and Treasurer

UNITED STATES ENDOSCOPY GROUP, INC.

By: /s/ William L. Aamoth___________________
Name: William L. Aamoth
Title: Vice President and Treasurer

CLI-2027899

Annex A-1
to
Amendment No. 1
Lender and Revolving Credit Commitments
(as of the date hereof)

A.    Revolving Credit Commitment of Each Lender.

1. KeyBank National Association	$50,000,000.00
2. JPMorgan Chase Bank, N.A.	$50,000,000.00
3. PNC Bank, National Association	$40,000,000.00
4. U.S. Bank National Association	$40,000,000.00
5. RBS Citizens, N.A.	$30,000,000.00
6. The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00
7. Citibank, N.A.	$25,000,000.00
8. Sovereign Bank, N.A.	$20,000,000.00
9. Bank of America, N.A.	$20,000,000.00
TOTAL	$300,000,000.00

B.    Outstanding Balance of the Revolving Credit Advances of Each Lender.

1. KeyBank National Association	$33,333,333.33
2. JPMorgan Chase Bank, N.A.	$33,333,333.33
3. PNC Bank, National Association	$26,666,666.67
4. U.S. Bank National Association	$26,666,666.67
5. RBS Citizens, N.A.	$20,000,000.00
6. The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$16,666,666.67
7. Citibank, N.A.	$16,666,666.67
8. Sovereign Bank, N.A.	$13,333,333.33
9. Bank of America, N.A.	$13,333,333.33
TOTAL	$200,000,000.00

CLI-2027899

Annex A-2
to
Amendment No. 1
Lenders and Revolving Credit Commitments
(as of the First Amendment Effective Date)

A.    Revolving Credit Commitment of Each Lender.

1. KeyBank National Association	$62,500,000.00
2. JPMorgan Chase Bank, N.A.	$62,500,000.00
3. PNC Bank, National Association	$55,000,000.00
4. Bank of America, N.A.	$55,000,000.00
5. U.S. Bank National Association	$50,000,000.00
6. RBS Citizens, N.A.	$30,000,000.00
7. The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,000,000.00
8. Citibank, N.A.	$30,000,000.00
9. Sovereign Bank, N.A.	$25,000,000.00
TOTAL	$400,000,000.00

B.    Outstanding Balance of the Revolving Credit Advances of Each Lender.

1. KeyBank National Association	$31,250,000.00
2. JPMorgan Chase Bank, N.A.	$31,250,000.00
3. PNC Bank, National Association	$27,500,000.00
4. Bank of America, N.A.	$27,500,000.00
5. U.S. Bank National Association	$25,000,000.00
6. RBS Citizens, N.A.	$15,000,000.00
7. The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$15,000,000.00
8. Citibank, N.A.	$15,000,000.00
9. Sovereign Bank, N.A.	$12,500,000.00
TOTAL	$200,000,000.00

CLI-2027899